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                                                                  Exhibit 10.8.1


                                 FIRST AMENDMENT

                                     TO THE

                  MASTER SEPARATION AND DISTRIBUTION AGREEMENT



                  This First Amendment to the Master Separation and Distribution Agreement (this "Amendment") is entered into effective as of August 1, 2001, by and among SeraCare, Inc., a Delaware corporation ("SeraCare") and SeraCare Life Sciences, Inc., a California corporation ("Life Sciences").

                  WHEREAS, SeraCare and Life Sciences are parties to that certain Master Separation and Distribution Agreement, dated June 10, 2001 (the "Separation Agreement");

                  WHEREAS, SeraCare has changed the ratio of shares of Life Sciences that will be issued in the Distribution (as such term is defined in the Separation Agreement) from a ratio of one share of Life Sciences common stock for every one share of SeraCare common stock held by a stockholder as of the record date for the Distribution, to a ratio of two shares of Life Sciences common stock for every five shares of SeraCare common stock held by a stockholder as of the record date for the Distribution (the "Distribution Ratio"); and

                  WHEREAS, SeraCare and Life Sciences wish to amend the Separation Agreement with the consent of Instituto Grifols, S.A., a company organized under the laws of Spain, a third party beneficiary to the Separation Agreement, in order to reflect the revised Distribution Ratio.

                  NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

5.   Amendments to the Separation Agreement.

     a. Section 3.2(b) of the Separation Agreement is hereby replaced in its entirety as follows:

          "Shares Received. Subject to Section 3.3, each holder of common stock
           ---------------
          of SeraCare on the Record Date (or such holder's designated transferee or transferees) will be entitled to receive in the Distribution a number of shares of common stock of Life Sciences equal to forty percent (40%) of the number of shares of common stock of SeraCare held by such holder on the Record Date."

     b. Section 3.2(c) of the Separation Agreement is hereby replaced in its entirety as follows:

          "Options and Warrants Received. Subject to Section 3.3, each holder on
           -----------------------------
          the Record Date of stock options (the "SeraCare Options") or warrants (the "SeraCare Warrants") to purchase the common stock of SeraCare will be entitled to receive in connection with the Distribution new options or warrants, as applicable, (i) to purchase a number of shares of Life Sciences Common Stock equal to forty percent (40%) of the number of shares underlying the SeraCare Options or SeraCare Warrants held by such holder on the Record Date, with an exercise price equal to the Calculated Exercise Price multiplied by

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          two and one-half (2.5), and (ii) to purchase a number of shares of
          SeraCare Common Stock equal to the number of shares underlying the SeraCare Options or SeraCare Warrants held by such holder on the Record Date, with an exercise price equal to the Adjusted Exercise Price."

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its rules regarding conflicts of laws.

7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.



                         [SIGNATURES ON FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, SeraCare and Life Sciences, with the
acknowledgment and consent of Instituto Grifols, S.A., have caused this Amendment to be signed by their respective officers thereunder duly authorized all as of the date first written above.



SERACARE, INC.


By:  /s/ Barry D. Plost
     ------------------
     Print Name:  Barry D. Plost
                  --------------
     Title: President
            ---------


SERACARE LIFE SCIENCES, INC.


By:  /s/ Jerry L. Burdick
     --------------------
     Print Name: Jerry L. Burdick
                 ----------------
     Title: Executive V.P.
            --------------


AGREED AND ACCEPTED:

INSTITUTO GRIFOLS, S.A.


By:  /s/ Victor Grifols
     ------------------
     Print Name: Victor Grifols
                 --------------
     Title: CEO
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